EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report of Barbeques Galore Limited (the “Registrant”) on Form 20-F/A for the year ended January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Andrew James, Chief Financial Officer of the Registrant, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

April 20, 2005	/s/ DAVID ANDREW JAMES
David Andrew James
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Barbeques Galore Limited and will be retained by Barbeques Galore Limited and furnished to the Securities and Exchange Commission or its staff, upon request.